Income taxes	6 Months Ended
Jun. 30, 2020
Income Tax Disclosure [Abstract]
Income taxes
Income taxes
For the six months ended June 30, 2020, the Company's tax rate varied from the statutory rate of 26.5% due primarily to the favorable tax impact on the income associated with its investment in Atlantica, the favorable impact of differences in effective tax rates on transactions in foreign jurisdictions, and accrued tax credits. These adjustments are offset by the impact of the finalization of certain regulations related to U.S. Tax Reform as further described below.
On April 8, 2020, the IRS issued final regulations with respect to rules regarding certain Hybrid arrangements as a result of U.S. Tax Reform. As a result of the final regulations, the Company has recorded a one-time income tax expense of $9,300 to reverse the benefit of deductions taken in the prior year.
For the six months ended June 30, 2019, the Company's tax rate varied from the statutory rate of 26.5% due primarily to the favorable tax impact on the income associated with its investment in Atlantica, and the impact of the differences in effective tax rates on transactions in foreign jurisdictions.